Back to Form 8-K
Exhibit 10.1

Addendum to Exhibit 3-C

The Agency and the Vendor acknowledge and agree that the rates reflected in this AHCA Contract No. FAR 001 Amendment No. 9 do not reflect the parties' prior understanding. Accordingly, the Agency agrees to increase the Children and Families and Aged and Disabled (No Medicare, Medicare Parts A and B and Medicare Part B Only) by approximately 2% to be effective September 1, 2008.

WellCare of Florida, Inc.
d/b/a Staywell Health Plan of Florida

Signed

By: /s/ Heath Schiesser
Name: Heath Schiesser
Title: President and CEO
Date: August 29, 2008

State of Florida, Agency for Health Care Administration

By: /s/ William H. Roberts
Name: William H. Roberts for Holly Benson
Title: Deputy General Counsel
Date: 8/29/08

EXHIBIT 3-C
MEDICAID REFORM HMO CAPITATION RATES
(By Area, Age, and Eligibility Category)
September 1, 2008 - August 31, 2009

TABLE 2

Area: 10	County: Broward	September 1, 2008

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

Eligibility Category/ Population	Total Rates for Comprehensive and Catastrophic Components	Total Rate for Comprehensive Component Only
Children and Families:
Newborns aged 0-2 months	$ 868.52	$ 750.55
Newborns aged 3-11 months	$ 191.05	$ 181.72
Age 1 and Up - Base Rate for Risk adjustment	$ 107.11	$ 105.39

Aged and Disabled:
No Medicare
Newborns aged 0-2 months	$ 17,572.21	$ 9,173.75
Newborns aged 3-11 months	$ 3,896.35	$ 2,187.93
Age 1 and Up - Base Rate for Risk Adjustment	$ 789.84	$ 725.69

Medicare Parts A and B
Under Age 65	$ 139.11	N/A
Age 65 and over	$ 99.49	N/A

Medicare Part B Only
All ages	$ 265.17	N/A

HIV/AIDS Specialty Population
No Medicare HIV	$ 1,823.74	N/A
No Medicare AIDS	$ 3,422.47	N/A
Medicare HIV	$ 256.03	N/A
Medicare AIDS	$ 546.61	N/A

Kick Payments Amounts for Covered Obstetrical Delivery Services:
CPT Code	Obstetrical Delivery CPT Code Description	Payment Amount
59409	Vaginal delivery only	$3,941.45
59410	Vaginal delivery including postpartum care
59515	Cesarean delivery including postpartum care
59612	Vaginal delivery only, after previous cesarean delivery
59614	Vaginal delivery only, after previous cesarean delivery including postpartum care
59622	Cesarean delivery only, following attempted vaginal delivery after previous cesarean delivery inc postpartum care

AHCA Contract No. FAR001, Exhibit 3-C, Page 1 of 3

EXHIBIT 3-C
MEDICAID REFORM HMO CAPITATION RATES
(By Area, Age, and Eligibility Category)
September 1, 2008 - August 31, 2009
                                                                                         September 1, 2008
Area:  4          County:  Duval. Bakar, Clay and Nassau

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

Eligibility Category/ Population	Total Rates for Comprehensive and Catastrophic Component	Total Rate for Comprehensive Component Only
Children and Families:
Newborns aged 0-2 months	$ 895.21	$ 773.61
Newborns aged 3-11 months	$ 196.74	$ 187.13
Age 1 and Up - Base Rate for Risk Adjustment	$ 110.24	$ 108.46

Aged and Disabled:
No Medicare
Newborns aged 0-2 months	$ 14,234.51	$ 7,431.27
Newborns aged 3-11 months	$ 3,172.94	$ 1,765.42
Age1 and Up-Base Rate for Risk Adjustment	$ 610.65	$ 561.06

Medicare Parts A and B
Under Age 65	$ 158.06	N/A
Age 65 and over	$ 112.96	N/A

Medicare Part B Only
All ages	$ 326.42	N/A

HIV/AIDS Specialty Population
No Medicare HIV	$ 1,161.19	N/A
No Medicare AIDS	$ 2,285.96	N/A
Medicare HIV	$ 157.41	N/A
Medicare AIDS	$ 336.05	N/A

Kick Payments Amounts for Covered Obstetrical Delivery Services:
CPT Code	Obstetrical Delivery CPT Code Description	Payment Amount
59409	Vaginal delivery only	$3,977.49
59410	Vaginal delivery including postpartum care
59515	Cesarean delivery including postpartum care
59612	Vaginal delivery only, after previous cesarean delivery
59614	Vaginal delivery only, after previous cesarean delivery including postpartum care
59622	Cesarean delivery only, following attempted vaginal delivery after previous cesarean delivery inc postpartum care

AHCA Contract No. FAR001, Exhibit 3-C, Page 2 of 3

EXHIBIT 3-C
MEDICAID REFORM HMO CAPITATION RATES
(By Area, Age. and Eligibility Category)
September 1, 2008 - August 31, 2009

Area: 10	County: Broward	September 1, 2008
Area: 4	County: Duval, Baker, Clay and Nassau

CPT Code	Transplant CPT Code Description	Children/Adolescents or Adult	Payment Amount
32851	lung single, without bypass	Children/Adolescents	$320,800.00
32851	lung single, without bypass	Adult	$238,000.00
32852	lung single, with bypass	Children/Adolescents	$320,800.00
32852	lung single, with bypass	Adult	$238,000.00
32853	lung double, without bypass	Children/Adolescents	$320,800.00
32853	lung double, without bypass	Adult	$238,000.00
32854	lung double, with bypass	Children/Adolescents	$320,800.00
32854	lung double, with bypass	Adult	$238,000.00
33945	heart transplant with or without recipient cardiectomy	All Age Groups	$162,000.00
47135	liver, allotransplation, orthotopic, partial or whole from cadaver or living donor	All Age Groups	$122,600.00
47136	liver, heterotopic, partial or whole from cadaver or living donor any age	All Age Groups	$122,600.00

AHCA Contract No. FAR001, Exhibit 3-C, Page 3 of 3

HealthEase of Florida, Inc.	Medicaid Reform HMO Contract

AHCA CONTRACT NO. FAR001
AMENDMENT NO. 9

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency,” and HEALTHEASE OF FLORIDA, INC., hereinafter referred to as the “Vendor,” is hereby amended as follows:

1.	Effective September 1, 2008, Standard Contract, Section III, Item C, Contract Managers, sub-item 1, is hereby amended to now read as follows:

1.	The Agency’s Contract Manager’s name, address and telephone number for this Contract is as follows:

Suzanne Stacknik Agency for Health Care Administration 2727 Mahan Drive, MS #50 Tallahassee, FL 32308 (850) 487-2355

2.
Attachment I, Scope of Services, Exhibit 1-B, effective January 1, 2009, is hereby included and made a part of the Contract. Exhibit 1-A will remain in effect until December 31, 2008. After January 1, 2009, all references in the Contract to Exhibit 1-A, shall hereinafter refer to Exhibit 1-B.

3.
Effective September 1, 2008, Attachment I, Scope of Services, Exhibit 2-B is hereby included and made a part of the Contract. All references in the Contract to Exhibit 2-A, shall hereinafter refer to Exhibit 2-B.

4.
Effective September 1, 2008, Attachment I, Scope of Services, Exhibit 3-C is hereby included and made a part of the Contract. All references in the Contract to Exhibits 3-B, shall hereinafter refer respectively to Exhibit 3-C.

5.	Effective September 1, 2008, Attachment II, Medicaid Reform Health Plan Model Contract, Section XIII, Method of Payment, Section B, Capitation Rate Payments, is hereby revised as follows:

--      Sub-item 1.b.(1)(b), is hereby amended to include the following:

         Contract Year 2008-2009 Medicaid Reform rates under current Capitation Rate methodology.

--      Sub-item 1.b.(1)(i), the first paragraph is hereby amended to now read as follows:

(i) 100% of Risk Adjusted Methodology: The capitation amount based on the percentage of Risk-Adjusted methodology (h) multiplied by the Base Rates column for Risk-Adjusted methodology after budget neutrality factor (g).

--      Sub-item 1.b.(1)(j), the first sentence is hereby amended to now read as follows:

(j) Final Rate (with Enhanced Benefit Adjustment): The current methodology capitation amount (d) added to the 100% of Risk-Adjusted methodology amount (i).

AHCA Contract No. FAR001, Amendment No. 9, Page 1 of 2
AHCA Form 2100-0002 (Rev. NOV03)

HealthEase of Florida, Inc.	Medicaid Reform HMO Contract

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment, and all its attachments, is hereby made part of the Contract.

This Amendment cannot be executed unless all previous Amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this ten (10) page Amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

SIGNED	SIGNED
BY: /s/ Heath Schiesser	BY: /s/ William H. Roberts
NAME: Heath Schiesser	NAME: William H. Roberts for Holly Benson
TITLE: President and CEO	TITLE: Secretary
DATE:	DATE:

List of Attachments/Exhibits included as part of this Amendment:

Specify Type	Letter/ Number	Description
Exhibit	1-B	Benefit Grid (4 Pages)
Exhibit	2-B	Second Revised Enrollment Levels (1 Page)
Exhibit	3-C	Medicaid Reform HMO Capitation Rates (3 pages)

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FAR001, Amendment No. 9, Page 2 of 2
AHCA Form 2100-0002 (Rev. NOV03)

HealthEase of Florida, Inc.	2008-2009

Exhibit 1-B
Benefit Grid
(i) Area 10 Broward- Children and Families
COVERED SERVICE CATEGORY	Visit/Script Limit	Limit Period (Annual/Monthly)	Dollar Limit	Limit Period (Annual)	Copay Amount	Copay Application
Hospital Inpatient
Behavioral Health					$	admit
Physical Health					$	admit

Transplant Services

Outpatient Services
Emergency Room
Medical/Drug Therapies (Chemo, Dialysis)
Ambulatory Surgery - ASC
Hospital Outpatient Surgery					$	visit
Lab / X-ray					$	day
Hospital Outpatient Services NOS				Annual	$	visit
Outpatient Therapy (PT/RT)				Annual
Outpatient Therapy (OT/ST)

Maternity and Family Planning Services
Inpatient Hospital
Birthing Centers
Physician Care
Family Planning
Pharmacy

Physician and Phys Extender Services (non maternity)
EPSDT
Primary Care Physician					$ -	visit
Specialty Physician					$	visit
ARNP / Physician Assistant					$ -	visit
Clinic (FQHC, RHC)					$	visit
Clinic (CHD)
Other

Other Outpatient Professional Services
Home Health Services		Annual		Annual	$	visit
Chiropractor		Annual		Annual	$	visit
Podiatrist		Annual		Annual	$	visit
Dental Services				Annual	-	coinsurance
Vision Services				Annual	$ -	visit
Hearing Services				Annual

Outpatient Mental Health					$	visit

Outpatient Pharmacy	10	Monthly		Annual

Other Services
Ambulance
Non-emergent Transportation					$	trip
Durable Medical Equipment				Annual

Enhanced benefits

AHCA Contract No. FAR001, Exhibit 1-B, Page 1 of 4

HealthEase of Florida, Inc.	2008-2009

Exhibit 1-B
Benefit Grid
(ii)  Area 10 Broward- Aged and Disabled
COVERED SERVICE CATEGORY	Visit/Script Limit	Limit Period (Annual/Monthly)	Dollar Limit	Limit Period (Annual)	Copay Amount	Copay Application
Hospital Inpatient
Behavioral Health					$	admit
Physical Health						admit

Transplant Services

Outpatient Services
Emergency Room
Medical/Drug Therapies (Chemo, Dialysis)
Ambulatory Surgery - ASC
Hospital Outpatient Surgery					$	visit
Lab / X-ray					$	day
Hospital Outpatient Services NOS				Annual	$	visit
Outpatient Therapy (PT/RT)				Annual
Outpatient Therapy (OT/ST)

Maternity and Family Planning Services
Inpatient Hospital
Birthing Centers
Physician Care
Family Planning
Pharmacy

Physician and Phys Extender Services (non maternity)
EPSDT
Primary Care Physician					$ -	visit
Specialty Physician					$	visit
ARNP / Physician Assistant					$ -	visit
Clinic (FQHC, RHC)					$	visit
Clinic (CHD)
Other

Other Outpatient Professional Services
Home Health Services		Annual		Annual	$	visit
Chiropractor		Annual		Annual	$	visit
Podiatrist		Annual		Annual	$	visit
Dental Services			$	Annual	-	coinsurance
Vision Services				Annual	$ -	visit
Hearing Services				Annual

Outpatient Mental Health					$	visit

Outpatient Pharmacy	17	Monthly		Annual

Other Services
Ambulance
Non-emergent Transportation					$	trip
Durable Medical Equipment				Annual

Enhanced benefits
(Circumcision, boys up to one year)
($25 OTC, per household per month)
(Expanded dental services – Exams / X-rays / Deep Cleaning / Clear and Silver Fillings / Crown (limited)
Flouride / Periodontal Scaling and root planning)
(Respite Events – up to 1 per month)

AHCA Contract No. FAR001, Exhibit 1-B, Page 2 of 4

HealthEase of Florida, Inc.	2008-2009

Exhibit 1-B
Benefit Grid
(i) Area 4 Duval- Children and Families
COVERED SERVICE CATEGORY	Visit/Script Limit	Limit Period (Annual/Monthly)	Dollar Limit	Limit Period (Annual)	Copay Amount	Copay Application
Hospital Inpatient
Behavioral Health					$	admit
Physical Health					$	admit

Transplant Services

Outpatient Services
Emergency Room
Medical/Drug Therapies (Chemo, Dialysis)
Ambulatory Surgery - ASC
Hospital Outpatient Surgery					$	visit
Lab / X-ray					$	day
Hospital Outpatient Services NOS				Annual	$	visit
Outpatient Therapy (PT/RT)				Annual
Outpatient Therapy (OT/ST)

Maternity and Family Planning Services
Inpatient Hospital
Birthing Centers
Physician Care
Family Planning
Pharmacy

Physician and Phys Extender Services (non maternity)
EPSDT
Primary Care Physician					$ -	visit
Specialty Physician					$	visit
ARNP / Physician Assistant					$ -	visit
Clinic (FQHC, RHC)					$	visit
Clinic (CHD)
Other

Other Outpatient Professional Services
Home Health Services		Annual		Annual	$	visit
Chiropractor		Annual		Annual	$	visit
Podiatrist		Annual		Annual	$	visit
Dental Services				Annual	-	coinsurance
Vision Services				Annual	$ -	visit
Hearing Services				Annual

Outpatient Mental Health					$	visit

Outpatient Pharmacy	9	Monthly		Annual

Other Services
Ambulance
Non-emergent Transportation					$	trip
Durable Medical Equipment				Annual

Enhanced benefits

AHCA Contract No. FAR001, Exhibit 1-B, Page 3 of 4

HealthEase of Florida, Inc.	2008-2009

Exhibit 1-B
Benefit Grid
(ii) Area 4 Duval- Aged and Disabled
COVERED SERVICE CATEGORY	Visit/Script Limit	Limit Period (Annual/Monthly)	Dollar Limit	Limit Period (Annual)	Copay Amount	Copay Application
Hospital Inpatient
Behavioral Health					$	admit
Physical Health					$	admit

Transplant Services

Outpatient Services
Emergency Room
Medical/Drug Therapies (Chemo, Dialysis)
Ambulatory Surgery - ASC
Hospital Outpatient Surgery					$	visit
Lab / X-ray					$	day
Hospital Outpatient Services NOS				Annual	$	visit
Outpatient Therapy (PT/RT)				Annual
Outpatient Therapy (OT/ST)

Maternity and Family Planning Services
Inpatient Hospital
Birthing Centers
Physician Care
Family Planning
Pharmacy

Physician and Phys Extender Services (non maternity)
EPSDT
Primary Care Physician					$ -	visit
Specialty Physician					$	visit
ARNP / Physician Assistant					$ -	visit
Clinic (FQHC, RHC)					$	visit
Clinic (CHD)
Other

Other Outpatient Professional Services
Home Health Services		Annual		Annual	$	visit
Chiropractor		Annual		Annual	$	visit
Podiatrist		Annual		Annual	$	visit
Dental Services			$	Annua	-	coinsurance
Vision Services				Annual	$ -	visit
Hearing Services				Annual

Outpatient Mental Health					$	visit

Outpatient Pharmacy	17	Monthly		Annual

Other Services
Ambulance
Non-emergent Transportation					$	trip
Durable Medical Equipment				Annual

Enhanced benefits

AHCA Contract No. FAR001, Exhibit 1-B, Page 4 of 4

HEALTHEASE OF FLORIDA, INC.
EXHIBIT 2-B
SECOND REVISED ENROLLMENT LEVELS

TABLE 1 (Duval – Area 4, Broward – Area 10)

Agency Area 04

Eligibility Category/ Population	County	Health Plan Provider Number	Plan Type (Comp or Comp & Catastrophic)	Maximum Enrollment Level
TANF	Duval		Comprehensive & Catastrophic	35,500
SSI	Duval		Comprehensive & Catastrophic
HIV/AIDS
Children with Chronic Conditions

Agency Area 10

Eligibility Category/ Population	County	Health Plan Provider Number	Plan Type (Comp or Comp & Catastrophic)	Maximum Enrollment Level
TANF	Broward		Comprehensive & Catastrophic	15,500
SSI	Broward		Comprehensive & Catastrophic
HIV/AIDS
Children with Chronic Conditions

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FAR001, Exhibit 2-B, Page 1 of 1

EXHIBIT 3-C
MEDICAID REFORM HMO CAPITATION RATES
(By Area, Age, and Eligibility Category)
September 1, 2008 – August 31, 2009

TABLE 2

Area: 10	County: Broward	September 1, 2008

ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)

Eligibility Category/ Population	Total Rates for Comprehensive and Catastrophic Components	Total Rate for Comprehensive Component Only
Children and Families:
Newborns aged 0-2 months	$ 868.52	$ 750.55
Newborns aged 3-11 months	$ 191.05	$ 181.72
Age 1 and Up - Base Rate for Risk adjustment	$ 107.11	$ 105.39

Aged and Disabled:
No Medicare
Newborns aged 0-2 months	$ 17,572.21	$ 9,173.75
Newborns aged 3-11 months	$ 3,896.35	$ 2,167.93
Age 1 and Up - Base Rate for Risk Adjustment	$ 789.84	$ 725.69

Medicare Parts A and B
Under Age 65	$ 139.11	N/A
Age 65 and over	$ 99.49	N/A

Medicare Part B Only
All ages	$ 265.17	N/A

HIV/AIDS Specialty Population
No Medicare HIV	$ 1,823.74	N/A
No Medicare AIDS	$ 3,422.47	N/A
Medicare HIV	$ 256.03	N/A
Medicare AIDS	$ 546.61	N/A

Kick Payments Amounts for Covered Obstetrical Delivery Services:
CPT Code	Obstetrical Delivery CPT Code Description	Payment Amount
59409	Vaginal delivery only	$3,941.45
59410	Vaginal delivery including postpartum care
59515	Cesarean delivery including postpartum care
59612	Vaginal delivery only, after previous cesarean delivery
59614	Vaginal delivery only, after previous cesarean delivery including postpartum care
59622	Cesarean delivery only, following attempted vaginal delivery after previous cesarean delivery inc postpartum care

AHCA Contract No. FAR001, Exhibit 3-C, Page 1 of 3

EXHIBIT 3-C
MEDICAID REFORM HMO CAPITATION RATES
(By Area, Age, and Eligibility Category)
September 1, 2008 – August 31, 2009

Area: 4	County: Duval, Baker, Clay and Nassau	September 1, 2008

(ESTIMATED HEALTH PLAN RATES (NOT FOR USE UNLESS APPROVED BY CMS)`

Eligibility Category/ Population	Total Rates for Comprehensive and Catastrophic Component	Total Rate for Comprehensive Component Only
Children and Families:
Newborns aged 0-2 months	$ 895.21	$ 773.61
Newborns aged 3-11 months	$ 196.74	$ 187.13
Age 1 and Up - Base Rate for Risk Adjustment	$ 110.24	$ 108.46

Aged and Disabled:
No Medicare
Newborns aged 0-2 months	$ 14,234.51	$ 7,431.27
Newborns aged 3-11 months	$ 3,172.94	$ 1,765.42
Age 1 and Up - Base Rate for Risk Adjustment	$ 610.65	$ 561.06

Medicare Parts A and B
Under Age 65	$ 158.06	N/A
Age 65 and over	$ 112.96	N/A

Medicare Part B Only
All ages	$ 326.42	N/A

HIV/AIDS Specialty Population
No Medicare HIV	$ 1,161.19	N/A
No Medicare AIDS	$ 2,285.96	N/A
Medicare HIV	$ 157.41	N/A
Medicare AIDS	$ 336.05	N/A

Kick Payments Amounts for Covered Obstetrical Delivery Services:
CPT Code	Obstetrical Delivery CPT Code Description	Payment Amount
59409	Vaginal delivery only	$3,977.49
59410	Vaginal delivery including postpartum care
59515	Cesarean delivery including postpartum care
59612	Vaginal delivery only, after previous cesarean delivery
59614	Vaginal delivery only, after previous cesarean delivery including postpartum care
59622	Cesarean delivery only, following attempted vaginal delivery after previous cesarean delivery inc postpartum care

AHCA Contract No. FAR001, Exhibit 3-C, Page 2 of 3

EXHIBIT 3-C
MEDICAID REFORM HMO CAPITATION RATES
(By Area, Age, and Eligibility Category)
September 1, 2008 – August 31, 2009

Area: 4	County: Duval, Baker, Clay, Nassau	September 1, 2008

CPT Code	Transplant CPT Code Description	Children/Adolescents or Adult	Payment Amount
32851	lung single, without bypass	Children/Adolescents	$320,800.00
32851	lung single, without bypass	Adult	$238,000.00
32852	lung single, with bypass	Children/Adolescents	$320,800.00
32852	lung single, with bypass	Adult	$238,000.00
32853	lung double, without bypass	Children/Adolescents	$320,800.00
32853	lung double, without bypass	Adult	$238,000.00
32854	lung double, with bypass	Children/Adolescents	$320,800.00
32854	lung double, with bypass	Adult	$238,000.00
33945	heart transplant with or without recipient cardiectomy	All Age Groups	$162,000.00
47135	liver, allotransplation, orthotopic, partial or whole from cadaver or living donor	All Age Groups	$122,600.00
47136	liver, heterotopic, partial or whole from cadaver or living donor any age	All Age Groups	$122,600.00

AHCA Contract No. FAR001, Exhibit 3-C, Page 3 of 3